UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2007

CELLULAR TECHNICAL SERVICES COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19437	11-2962080
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 East Sunrise Highway, Suite 200, Valley Stream, New York	11581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 568-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        On July 25, 2007, Cellular Technical Services Company, Inc., a Delaware corporation (“CTS”), SafeStitch LLC, a Virginia limited liability company and all of the holders of the membership interests (the “Membership Interests”) in SafeStitch LLC (the “SafeStitch Members”) entered into a Share Transfer, Exchange and Contribution Agreement (the “Agreement”) whereby SafeStitch Members will transfer all of their Membership Interests to CTS in consideration for an aggregate of 11,256,369 newly issued shares of common stock of CTS. As a result of the transaction, the SafeStitch Members will receive approximately 70% of the issued and outstanding shares of CTS. Dr. Jane Hsaio and Dr. Philip Frost, each a director of CTS, are also members of SafeStitch LLC.

        As a condition to the closing of the transaction, The Frost Group, LLC (the "Frost Group"), an entity controlled by Dr. Philip Frost, shall have agreed to provide a line of credit to CTS of up to $4,000,000 and in connection therewith, the Frost Group transactions contemplated by will receive warrants to acquire 805,521 shares of the common stock of CTS, equal to 5% of CTS shares on a fully diluted basis after giving effect to the transactions contemplated by the Agreement.

        Upon the closing of the transactions contemplated by the Agreement, all current CTS directors except Dr. Hsaio and Richard C. Pfenniger will resign and new directors will be appointed.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

2.1	Share Transfer, Exchange and Contribution Agreement, dated July 25, 2007, by and among Cellular Technical Services Company, Inc., SafeStitch LLC and the members of SafeStitch LLC

2.2	Note and Security Agreement by and among Cellular Technical Services Company, Inc., SafeStitch LLC and The Frost Group, LLC (Exhibit B to the Share Transfer, Exchange and Contribution Agreement)

2.3	Form of Warrant (Exhibit C to the Share Transfer, Exchange and Contribution Agreement)

2.4	Form of Lock-up Agreement (Exhibit D to the Share Transfer, Exchange and Contribution Agreement)

99.1	Press Release of Cellular Technical Services Company, Inc., dated July 25, 2007, reporting the entering into a Share Transfer, Exchange and Contribution Agreement with SafeStitch LLC and the members of SafeStitch LLC

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2007

CELLULAR TECHNICAL SERVICES COMPANY, INC.
By: /s/ Kenneth Block
Name: Kenneth Block Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Share Transfer, Exchange and Contribution Agreement, dated July 25, 2007, by and among Cellular Technical Services Company, Inc., SafeStitch LLC and the members of SafeStitch LLC

2.2	Note and Security Agreement by and among Cellular Technical Services Company, Inc., SafeStitch LLC and The Frost Group, LLC (Exhibit B to the Share Transfer, Exchange and Contribution Agreement)

2.3	Form of Warrant (Exhibit C to the Share Transfer, Exchange and Contribution Agreement)

2.4	Form of Lock-up Agreement (Exhibit D to the Share Transfer, Exchange and Contribution Agreement)

99.1	Press Release of Cellular Technical Services Company, Inc., dated July 25, 2007, reporting the entering into a Share Transfer, Exchange and Contribution Agreement with SafeStitch LLC and the members of SafeStitch LLC